FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Voting Agreement”) is made and entered into as of this ____ day of _________ 2008, by and among China Cablecom Holdings, Ltd., a British Virgin Islands corporation (the “Company”), the shareholder (the “Shareholder”) of the Company named on the signature page hereto and Clive Ng (the “Principal Shareholder”).

RECITALS

WHEREAS, pursuant to and in connection with that certain Agreement and Plan of Merger dated as of October 30, 2007 (the “Merger Agreement”) by and among Jaguar, China Cablecom Ltd., a British Virgin Islands corporation (“China Cablecom”) and Clive Ng, as the Shareholder of China Cablecom, Jaguar and the Company have consummated the Redomestication Merger (as defined in the Merger Agreement), pursuant to which, among other things, (i) the outstanding shares of common stock of the Jaguar Acquisition Corporation, $0.0001 par value (the “Jaguar Common Stock”) were converted into ordinary shares of the Company $0.0005 par value (the “Company Ordinary Shares”) and (ii) all warrants and other rights to purchase Jaguar Common Stock then outstanding were exchanged for substantially equivalent securities of the Company (the “Company Ordinary Equivalents”) at the rate set forth in the Merger Agreement; and

WHEREAS, pursuant to Merger Agreement and concurrent with the consummation of the Redomestication Merger, and as part of the same integrated transaction, China Cable Merger Co., Ltd., a wholly-owned British Virgin Islands subsidiary of the Company was merged with and into China Cablecom, resulting in China Cablecom becoming a wholly-owned subsidiary of the Company (the “Business Combination”).

NOW, THEREFORE, in consideration of the foregoing premises, and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Representations and warranties of Shareholder.

1.1 Shareholder hereby represents and warrants to Company and Principal Shareholder as follows:

(a) Shareholder is the record and beneficial owner (for purposes of this Agreement, such term shall have the meaning set forth in Rule 13d-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, but without regard to any conditions (including the passage of time) to the acquisition of such shares) of, and has good and valid and marketable title to, the shares of Company Common Stock (the “Shares”) and the Company Ordinary Equivalents (the “Equity Equivalents”) indicated on the signature page hereto.

(b) As of the date hereof, Shareholder is not the record or beneficial owner of any shares of Company Common Stock or other voting securities or instruments of the Company, other than the Shares and the Equity Equivalents.

(c) Shareholder has all requisite power and authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(d) This Agreement has been duly executed and delivered by Shareholder and this Agreement constitutes a valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

(e) Other than as required or permitted by this Agreement, the Shares and the Equity Equivalents are now and shall at all times during the term of this Agreement be owned of record by Shareholder, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or voting of the Shares or such Equity Equivalents (or the shares of Company Common Stock for which such Equity Equivalents may be exercised or exchanged, as the case may be (the “Underlying Shares”)), in any such case that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Shareholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement, and there are no outstanding options, warrants or rights to purchase or acquire, or agreements or arrangements relating to the voting of, any of the Shares or the Underlying Shares other than this Agreement.

(f) The execution and delivery of this Agreement by Shareholder and the performance by Shareholder of its obligations hereunder will not (including with notice or lapse of time or both):

(i) require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any governmental entity or other party, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby;

(ii) result in any violation or the breach of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration or any payments under, or result in a loss of a benefit or in the creation or imposition of a lien under, any of the terms, conditions or provisions of any note, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Shareholder is a party or by which Shareholder or any of its assets is bound that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Shareholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement; or

(iii) violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Shareholder in such a manner as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Shareholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement.

(g) Shareholder acknowledges receipt and review of the Merger Agreement and understands the terms and conditions thereof. Shareholder has had the opportunity to review this Agreement and the Merger Agreement with counsel of its own choosing. Shareholder understands and acknowledges that Company and Principal Shareholder is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

(h) No consent of Shareholder’s spouse is necessary under any “community property” or other laws in order for Shareholder to enter into and perform its obligations under this Agreement.

1.2 Except where expressly stated to be given as of the date hereof only, the representations and warranties contained in this Agreement shall be made as of the date hereof and as of each date from the date hereof through and including the date of termination of this Agreement.

2. Agreement to Vote Shares.

2.1 During the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with its terms, Shareholder agrees to: (i) appear (in person or by proxy) at any annual or special meeting of the shareholders of the Company for the purpose of obtaining a quorum; and (ii) vote (or, if requested, execute proxies), or execute a written consent or consents if shareholders of the Company are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of shareholders of the Company, the Shares and any Underlying Shares as shall have been issued: (a) in favor of the Board nominees presented at any such meeting (or in connection with any action by written consent) of the shareholders of the Company at which such matters are considered and at every adjournment or postponement thereof.

2.2 In furtherance of the covenants set forth in Section 2.1 hereof, Shareholder agrees, for a period beginning on the date hereof and continuing until the termination of this Agreement in accordance with its terms, to deliver (or cause to be delivered) to Company and Principal Shareholder upon request a proxy authorizing the Covered Shares to be voted in accordance with Section 2.1 of this Agreement, substantially in the form of Annex A attached hereto.

3. Representations of Company and Principal Shareholder.

3.1 Company and Principal Shareholder hereby represents and warrants to Shareholder that:

(a) Company is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action and no other corporate proceedings on the part of Company are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Company and Principal Shareholder and is a valid and binding agreement of Company and Principal Shareholder enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(c) The execution, delivery and performance by Company and Principal Shareholder of this Agreement and the consummation by Company and Principal Shareholder of the transactions contemplated hereby do not and shall not (including with notice or lapse of time or both): (i) contravene or conflict with the Amended and Restated Memorandum of Association and Amended and Restated Articles of Association of the Company; (ii) result in any violation or the breach of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration or any payments under, or result in a loss of a benefit or in the creation or imposition of a lien under, any of the terms, conditions or provisions of any note, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Company or the Principal Stockholder is a party or by which Company or the Principal Shareholder or any of their respective assets may be bound; violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Company or the Principal Shareholder in such a manner as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Company or the Principal Shareholder to perform its respective obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement; or require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any governmental entity or other party.

4. Covenants of Shareholder, Company and Principal Shareholder.

4.1 Each of Company, Principal Shareholder and Shareholder shall use its respective reasonable best efforts to make all filings with, and to obtain consents of, all third parties and governmental entities necessary for the consummation of the transactions contemplated by this Agreement and the Merger Agreement.

4.2 Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by them or on their behalf in connection with the transactions contemplated hereunder, including fees and expenses of their own financial consultants, investment bankers, accountants and counsel.

5. Specific Performance.

5.1 Each party hereto acknowledges that it will be impossible to measure in money the damages to the other parties if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other parties will not have an adequate remedy at law or in damages. Accordingly, each party hereto agrees that injunctive relief or any other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law or in damages. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief

6. Termination.

6.1 This Agreement will terminate automatically, without any action on the part of any party hereto, on the earlier of (a) the date on which the Principal Shareholder’s beneficial ownership of ordinary shares of the Company is less than 4.99%, (b) the third anniversary of the closing of the transactions contemplated by the Merger Agreement pursuant to its terms and (c) at any time upon notice by Company and Principal Shareholder to Shareholder.

7. Jurisdiction; Waiver of Venue.

7.1 Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in any state or federal court in the Southern District of New York (each, a “Designated Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any Designated Court, and any claim that any such action or proceeding brought in any Designated Court has been brought in an inconvenient forum, and (iii) submits to the non-exclusive jurisdiction of Designated Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a Designated Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

8. Governing Law.

8.1 This Voting Agreement shall be governed by and construed in accordance with the laws of New York.

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9. Waiver.

9.1 The parties hereto may, to the extent permitted by applicable law, (a) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

10. Modification.

10.1 No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the parties hereto and that specifically refers to this Agreement.

11. Headings; Entire Agreement; Severability.

11.1 All Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2 This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

11.3 If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

12. Counterparts.

12.1 This Voting Agreement may be executed in two or more counterparts each of which shall be an original with the same effect as if the signatures hereto were upon the same instrument.

13. Specific Performance.

13.1 The parties hereto agree that if for any reason any party hereto shall have failed to perform its obligations under this Voting Agreement, then the party seeking to enforce this Voting Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such-injunctive or other equitable relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Voting Agreement

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IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of this ____ day of ______, 2008.

CHINA CABLECOM HOLDINGS LTD.
By
Name: Title:

Clive Ng

Shares Beneficially Owned:

Equity Equivalents Beneficially Owned:

Name:

ANNEX A

FORM OF IRREVOCABLE PROXY

The undersigned is a party to the Voting Agreement, dated as of [____________], 2008 (the “Voting Agreement”), by and between China Cablecom Holdings, Ltd., a British Virgin Islands corporation, and the undersigned.

The undersigned hereby revokes any previous proxies previously granted with respect to any Shares (as defined in the Voting Agreement) and appoints the Clive Ng (“Principal Shareholder”), and any individual who shall be designated by Principal Shareholder, with full power of substitution and resubstitution, as attorney-in-fact and proxy of the undersigned to attend any and all meetings of shareholders (and any adjournments or postponements thereof) of the Company, solely to vote all Shares in accordance with the terms of the Voting Agreement. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Voting Agreement.

This proxy has been granted pursuant to Section 2.2 of the Voting Agreement. This proxy shall be deemed to be a proxy coupled with an interest and is irrevocable during the term of the Voting Agreement to the fullest extent permitted under British Virgin Islands law, and except that such proxy shall terminate upon the termination of the Voting Agreement. The undersigned authorizes such attorney and proxy to substitute any other person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.

Dated: [______________]

/s/